Exhibit 10.2

Iambic Therapeutics, Inc.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

as amended on September 24, 2020,
as further amended on July 7, 2021,
as further amended on September 28, 2023,
as further amended on April 12, 2024,
as further amended on July 28, 2025,
as further amended on November 3, 2025,
as further amended on February 10, 2026

1. Purposes of the Plan. The purposes of this Plan are:

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to attract and retain the best available personnel for positions of substantial responsibility,
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to provide additional incentive to Employees, Directors and Consultants, and
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to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means Iambic Therapeutics, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital‑raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(s) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award.

(w) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this Amended and Restated 2020 Equity Incentive Plan.

(y) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(z) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(cc) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan is 26,469,972 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock or Restricted Stock Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock or Restricted Stock Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute and determine the terms and conditions of an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts as the Administrator, in its sole discretion, will determine.

(b) Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d) Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

(c) Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Limited Transferability of Awards.

(a) Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award; provided, however, that the Administrator will make such adjustments to an Award required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22. Information to Participants. Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

U.S. Type of Option:	Incentive Stock Option
Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Vesting schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

II.
AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (this “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the US$100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of this Option to qualify for any reason as an ISO.

As a condition to the purchase of the Shares, Participant acknowledges and agrees that, if requested by the Company, Participant shall execute a joinder or deliver a counterpart signature page to any voting agreement and/or right of first refusal and co-sale agreement then in effect (as the same may be amended from time to time). Participant further acknowledges and agrees that upon such delivery, Participant shall become a “Key Holder” party to such voting agreement and/or right of first refusal and co-sale agreement, as the case may be, and bound by the terms thereof.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which this Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of this Option or shares acquired pursuant to this Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof (in any case denominated in U.S. dollars), at the election of Participant:

(a) cash;

(a) check;

(b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration (denominated in U.S. dollars) for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of this Option under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, this Option and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to this Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If this Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a share on the date of grant (a “discount option”) may be considered “deferred compensation.” An option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that this Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET

FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12. Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions set forth in the Appendix to this Option Agreement for any country whose laws are applicable to Participant and this Option (as determined by the Administrator in its sole discretion) (“Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	Iambic Therapeutics, Inc.

Signature	By

Print Name	Print Name

Title

Residence Address

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

COUNTRY ADDENDUM

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern this Option granted to Participant under the Plan if Participant works and/or resides in one of the countries identified below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving this Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.

Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or this Option Agreement to which this Country Addendum is attached.

Notifications

This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities, and other laws in effect in the countries listed in this Country Addendum, as of March 2025. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises this Option or sells Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after this Option is granted, the information contained herein may not be applicable to Participant.

Participant is advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in his or her country apply to Participant’s individual situation.

I.
GLOBAL PROVISIONS APPLICABLE TO NON-U.S. PARTICIPANTS

Terms and Conditions

1. Tax Withholding.

The following provisions supplement Section 9 of this Option Agreement:

Participant acknowledges and agrees that, regardless of any action taken by the Company and/or any Parent or Subsidiary of the Company or, if different, Participant’s service recipient (the “Service Recipient”) with respect to any or all foreign taxes, income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the grant of this Option, the acquisition or sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Furthermore, Participant acknowledges that the Company or the Service Recipient (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of this Option, other benefits or any aspect of Participant’s participation in the Plan to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant becomes subject to tax in more than one jurisdiction or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company or any Parent and/or Subsidiary (or former Service Recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to this Option exercise or any other relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or any Parent and/or Subsidiary, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from Participant’s wages or other compensation paid to Participant, (b) withholding from proceeds of the sale of the Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization), (c) using any other method permitted by the Plan. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering maximum applicable withholding rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Shares equivalent. Finally, Participant agrees to pay to the Company or any Parent and/or Subsidiary any amount of Tax-Related Items that the Company or any Parent and/or Subsidiary may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

2. Foreign Exchange Considerations. Participant understands and agrees that neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of this Option, or of any amounts due to Participant under the Plan or as a result of exercising this Option and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that Participant will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to this Option and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

3. Extraordinary Compensation. The value of this Option, the underlying Shares and any Shares acquired under the Plan, is an extraordinary item of compensation outside the scope of Participant’s employment or service contract, if any, and is not to be considered part of his or her normal or expected compensation for purposes of, including but not limited to, calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

4. Nature of Grant. In accepting this Option, Participant understands, acknowledges, and agrees that:

(a) the Plan was established voluntarily by the Company, it is discretionary in nature and, subject to the terms of the Plan, the Company can amend, cancel or terminate the Plan at any time;

(b) the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan;

(e) the future value of the Shares underlying this Option is unknown, indeterminable, and cannot be predicted;

(f) if the underlying Shares do not increase in value, this Option will have no value;

(g) if Participant exercises this Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(h) for purposes of this Option, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or the Service Recipient (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Stock Option Grant to other arrangements or contracts) or determined by the Company, (i) Participant’s right to vest in this Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may exercise this Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is providing services or terms of Participant’s service agreement, if any; the Company will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(i) unless otherwise provided in the Plan or by the Company in its discretion, this Option and the benefits evidenced by this Option Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed-out, or substituted for, in connection with any corporate transaction affecting the Shares; and

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of this Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Service Recipient and waives his or her ability, if any, to bring any such claim, and releases the Company or the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

5. Data Privacy. Participant understands that the Company may collect, where permissible under Applicable Laws certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of this Option granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that the Company may transfer Participant’s Data to the United States, which may have different, including less stringent, data protection laws than the laws in Participant’s country. Participant understands that the Company transfers Data to its current independent stock-plan administrator, eShares, Inc. dba Carta, Inc. (“Carta”), to provide share administration, management, and brokerage services in connection with the Plan to assist in implementation, administration and management of the Plan. The Company and Carta, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Participant acknowledges that he or she may access his or her account through Carta and his or her use of the services provided by Carta is subject to the privacy policy located at https://carta.com/privacy-policy/. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local representative. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local representative. Further, Participant understands that he or she is providing the consent herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s service status or career with the Company will not be adversely affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant awards under the Plan or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact Participant’s human resources representative.

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Data as described herein and any other Plan materials by and among, as applicable, the Company or the Service Recipient for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that his or her consent will be sought and obtained for any processing or transfer of Participant’s data for any purpose other than as described herein or in any other Plan materials.

If Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section:

To the satisfaction and on the direction of the Administrator, all operations of the Plan and this Option Agreement (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016.

Participant understands that he or she may have a number of rights under data privacy laws in his or her jurisdiction, including the right to (i) request access or copies of Data the Company processes, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on processing of Data, (v) portability of Data, and/or (vi) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights, to exercise these rights, or to otherwise lodge a complaint or enquire about their Data, Participant can contact his her local human resourced representative. This is without prejudice to Participant’s right to lodge complaints with the competent data protection regulator in Participant’s jurisdiction.

6. Insider Trading Restrictions/Market Abuse Laws. Participant understands and agrees that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and Participant’s country of residence, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., this Option) under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third-parties include fellow Service Providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.

7. Private Placement. The grant of this Option is not intended to be a public offering of securities in Participant’s country of residence (and country of service, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of this Option is not subject to the supervision of the local securities authorities. No representative of the Company or the Service Recipient of the Company is permitted to advise Participant on whether Participant should acquire Shares by exercising this Option under the Plan. Investment in Shares involves a degree of risk. Before deciding to acquire Shares by exercising this Option, Participant should carefully consider all risk factors relevant to the acquisition of Shares under the Plan and Participant should carefully review all of the materials related to this Option and the Plan. In addition, Participant should consult with his or her personal advisor for professional investment advice.

8. Recommendation Regarding External Advice. Participant understands and agrees that neither the Company or the Service Recipient is providing any tax, legal or financial advice, nor is the Company or the Service Recipient making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. English Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Option Agreement and confirms having read and understood the documents relating to the Plan, including this Option Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, this Option Agreement and their applicable terms and conditions and does not require their translation into any language other than English. Furthermore, if Participant has received this Option Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and the meaning of the translated version differs from that of the English version, the English version will control.

II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW

BRAZIL

Notifications

Exchange Controls. When transferring amounts resulting from the sale of Shares to Brazil, such funds must be transferred by wire and declared as such through the foreign exchange closing operations of Participant’s preferred financial institution in Brazil. The amounts received from abroad also must, subsequently, be declared by Participant for tax purposes.

By participating in the Plan, Participant understands that he or she is generally required to make an annual report of shares held outside Brazil to the tax authorities and the Central Bank if such holdings exceed a specified limit (currently US$1 million).

CANADA

Terms and Conditions

No Payment with Shares or Promissory Note. Participant is prohibited from paying for the Exercise Price by surrendering certificates for Shares that Participant already owns or by way of a promissory note.

Award Payable Only in Shares. The grant of this Option does not give Participant any right to receive a cash payment, and this Option may be settled only in Shares.

Termination of Active Status. Notwithstanding anything to the contrary provided in this Option Agreement, Participant’s active service status shall be considered terminated (regardless of the reason for such termination and whether or not the termination is later found to be invalid, unlawful or in breach of employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment or service agreement, if any) as of the date that is the earliest of (a) the date Participant receives notice of termination of his or her service; (b) the date Participant terminates service; or (c) the date Participant is no longer actively providing services to the Company or the Service Recipient, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law, and/or common law); in the event that Participant’s termination date cannot be reasonably determined under the terms of this Option Agreement and/or the Plan, the Administrator shall have the exclusive discretion to determine when Participant’s continuous service status shall be considered terminated for purposes of this Option (including when Participant may still be considered to be providing services while on a leave of absence). If, notwithstanding the foregoing, applicable employment legislation explicitly requires continued vesting during a statutory notice period, Participant’s right to vest in this Option will terminate effective as of the last date of the minimum statutory notice period, but Participant will not earn or be entitled to prorated vesting if the vesting date falls after the end of Participant’s statutory notice period, nor will Participant be entitled to any compensation for lost vesting.

Language Consent. The parties acknowledge that it is their express wish that this Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la redaction en anglais de cette convention « this Option Agreement,» ainsi que de tous documents exécutés, avis donnés et procedures judiciaries intentées, directement ou indirectement, relativement à la présente convention.

Notifications

Tax Reporting. Foreign property (including this Option granted under the Plan and the underlying Shares) held by Canadian Participants must be reported annually on Form T1135 (Foreign Income Verification Statement) if the total value of such foreign property exceeds CAD100,000 at any time during the year. The form must be filed by April 30 of the following year, or such date designated by the Canada Revenue Agency.

CZECH REPUBLIC

Notifications

Exchange Controls. Upon request of the Czech National Bank (the “CNB”), Participant is required to report the following: foreign direct investments, financial credits from abroad, investment in foreign securities and associated collection and payments (Shares and proceeds from the sale of Shares may be included in this reporting requirement). Even in the absence of a request from the CNB, Participant may need to report foreign direct investments (including Shares acquired under the Plan) with a value of CZK 2.5 million or more in the aggregate.

DENMARK

Terms and Conditions

Labor Law Acknowledgement. By accepting this Option, Participant acknowledges that Participant understands and agrees that this Option relates to future services to be performed and does not form any part of, and is not, a bonus or compensation for past services.

Stock Option Act. With respect to Danish employees (covered by the Danish Stock Option Act, the following shall apply:

Participant acknowledges that he or she has received an employer statement in Danish setting forth the terms of this Option, a copy of which has been separately provided.

Notifications

Foreign Bank Account Reporting. If Participant establishes an account holding Shares or an account holding cash outside of Denmark, Participant must report the account to the Danish Tax Administration, the form for which can be obtained from a local bank. (Please note that these obligations are separate from and in addition to the obligations described below.)

Exchange Control and Tax Reporting. To the extent permitted by the Company, Participant may hold Shares acquired under the Plan in a safety-deposit account or brokerage account with either a Danish bank or with an approved foreign broker or bank. If the Shares are held with a non-Danish broker or bank, Participant is required to inform the Danish Tax Administration about the safety-deposit account. For this purpose, a Danish Participant must file in his or her general tax return information about the Shares no later than the filing deadline for the tax return for the tax year in which the Shares were acquired and placed in a safety deposit account. Further guidance on filing of purchase and sale of securities for Danish tax purposes can be found on the website of the Danish tax administration (https://skat.dk/skat.aspx?oid=2234844 – available in Danish only). If the information is not filed by the applicable deadline, any subsequent deductibility of a potential loss realized on the shares would generally not be tax deductible. For most Participants, the general deadline for filing tax returns is May 1.

In addition, when Participant opens a deposit account or brokerage account for the purpose of holding cash outside of Denmark, the account will be treated as a deposit account because cash may be held in the account. Information about the bank account and income received in such account must be filed in Participant’s tax return for the years in which the account is opened/income is received on the account. Participant will be solely responsible for providing certain details regarding the foreign account and any shares acquired and held in such account to the Danish Tax Administration as part of Participant’s annual income tax return.

GERMANY

Notifications

Exchange Controls. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If Participant makes or receives a payment in excess of this amount in connection with Participant’s participation in the Plan, Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).

GUATEMALA

No country-specific provisions.

INDONESIA

Notifications

Exchange Controls. Participant understands that he or she may be subject to minor exchange control reporting requirements in connection with participation in the Plan and Participant is advised to consult with his or her personal advisors regarding applicable exchange control obligations.

MEXICO

No country-specific provisions.

UNITED KINGDOM

Terms and Conditions

Tax Obligations. The following provision supplements Section 1 of this Country Addendum.

Tax-Related Items shall include Primary and to the extent legally possible secondary class 1 National Insurance Contributions. Participant agrees that the Company or Participant’s employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right Participant may have to recover any overpayment from relevant U.K. tax authorities. Participant understands and agrees that if payment or withholding of any income tax liability arising in connection with Participant’s participation in the Plan is not made by Participant to Participant’s employer within 90 days of the event giving rise to such income tax liability or such other period specified in Section 222(1)I of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by Participant to Participant’s employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of His Majesty’s Revenue and Customs it will be immediately due and repayable by Participant, and the Company and/or Participant’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Option Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if Participant is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability. Participant further understands that, in the event that he or she is such a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions will be payable. Participant understands and agrees that he or she is responsible for reporting and paying any income tax due on this additional benefit directly to His Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or Participant’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or Participant’s employer may recover from Participant by any of the means referred to in the Plan and/or this Option Agreement.

At the discretion of the Company, this Option cannot be settled until Participant has entered into an election with the Company (or Participant’s employer) (as appropriate) in a form approved by the Company and His Majesty’s Revenue & Customs:

(a)
to treat any liability of the Company and/or the employer for employer’s National Insurance Contributions arising in respect of the granting, exercise, settlement of or other dealing in this Option, or the acquisition of Shares on the settlement of this Option, as transferred to and met by Participant pursuant to Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“Joint Election to Transfer U.K. Employer’s National Insurance Contributions”) attached hereto as Exhibit C; and/or
(b)
to treat the Shares acquired at Option exercise and their market value as if they were not restricted securities for the relevant income tax and National Insurance Contribution purposes pursuant section 431(1) of the Income Tax (Earnings and Pensions Act) 2003 (a “Joint Election under Section 431”).

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees:

(a)
to indemnify the Company in respect of all applicable liability to U.K. income tax and National Insurance Contributions and, if so required by the Company all liability to National Insurance Contributions for which the Company is liable which arises as a consequence of or in connection with Participant’s participation in the Plan;
(b)
to permit the Company to sell such number of Shares allocated to Participant following exercise as will provide the Company with an amount equal to Participant’s U.K. tax liability;
(c)
to permit the Company to withhold an amount from any amount paid or payable to Participant;
(d)
if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such employer’s national insurance contributions liability is transferred to Participant;
(e)
if so required by the Company, to enter into a joint election within Section 431 of (U.K.) Income Tax (Earnings and Pensions) Act 2003 in respect of computing any tax charge on the acquisition of “restricted securities”; and
(f)
to sign all documents required by the Company to effect the terms of this provision.

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees to indemnify the Company in respect of all applicable liability to U.K. income tax and employee National Insurance Contributions.

EXHIBIT A

2020 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Iambic Therapeutics, Inc. 5627 Oberlin Drive, Suite 120 San Diego, CA 92121

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, , , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Iambic Therapeutics, Inc. (the “Company”) under and pursuant to the 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated , (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	IambicTherapeutics, Inc.

Signature	By

Print Name	Print Name

Title

Address:	Address:

5627 Oberlin Drive, Suite 120 San Diego, CA 92121

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Iambic Therapeutics, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the

Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Joint Election to Transfer of UK Employer’s National Insurance Contributions

1. Between

The Company, [the UK Employer] (‘the Secondary Contributor’ who is the employer), whose Registered Office is [include local affiliate address] (Company Registration no. [include], and [insert name of employee], ‘the Employee’, whose National Insurance number is [insert NI no.].

2. Purpose and scope of election

(a)
This election covers the grant of employment related securities options and/or the award of employment related restricted securities under the Amended and Restated 2020 Equity Incentive Plan on or after [DD/MM/202Y].
(b)
This joint election is made in accordance with Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (‘SSCBA 1992’).
(c)
The Company requests the Employee to enter into this joint election to transfer the liability for the secondary contributor’s National Insurance contributions (‘NICs’) that arise on any ‘relevant employment income’ covered by this election from the secondary contributor to the Employee.
(d)
The employer’s National Insurance liability that shall transfer from the employer to the Employee under this joint election is the whole of the secondary liability. ‘Relevant employment income’ from securities and options specified in 2(a) on which employer’s NICs becomes due is defined as:
(i)
an amount that counts as employment income of the earner under section 426 of ITEPA 2003 (restricted securities: charge on certain post‐acquisition events),
(ii)
an amount that counts as employment income of the earner under section 438 of that Act (convertible securities: charge on certain post‐acquisition events), or
(iii)
any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA 1992.

(e)
This joint election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).
(f)
This election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3. Arrangements for payment of secondary NICs

(a)
In signing this joint‐election the Employee authorises the Company, or other body (if applicable), to recover an amount sufficient to cover the liability for the employer’s NICs transferred under this election in accordance with the arrangements summarised below:
•
A deduction from salary or other payments due.
•
The delivery in cleared funds from the Employee in sufficient time to enable the Company to make payment to HM Revenue & Customs (‘HMRC’).
•
The sale of sufficient shares acquired from the Employee’s securities option or restricted securities, as authorized by the Employee in the relevant award agreement, the proceeds of which must be delivered to the Company in sufficient time for payment to be made to HMRC by the due date.
•
A deduction from any cash payment, treated as Relevant Employment Income, given to the Employee.
•
Where the proceeds of the gain are to be made through a third party, the Employee will authorise that party to withhold an amount from the payment or to sell shares sufficient to cover the secondary NICs transferred. Such amount will be paid in sufficient time to enable the Company to make payment to HMRC by the due date.
(b)
The Company and the Employee will ensure that payment of the liability for the secondary NICs will be made to HMRC within 14 days following the end of the Income Tax month in which the relevant employment income arises – the ‘due date’.

The Employee understands that in making this election they will be personally liable for the secondary NICs covered by this election.

4. Duration of this election

(a)
This joint election shall continue in force from the time it is made until whichever of the following first takes place:
•
the Company gives notice to the Employee terminating the joint election
•
it is cancelled jointly by the Company and the Employee
•
it ceases to have effect in accordance with the terms of the joint election
•
HMRC serves notice on the Company that the approval of the joint election has been withdrawn
(b)
The terms of this joint election will continue in full force regardless of whether the Employee ceases to be an employee of the Company.

By signing below, the Employee and the Company agree to be bound by the provisions of this joint election.

Employee	Company

[Name]	[Name and Title]

Date	Date

Iambic Therapeutics, Inc.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I.
NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:	Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert vesting schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

II.
AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

11. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules of, California.

12. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	Iambic Therapeutics, Inc.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

2020 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Iambic Therapeutics, Inc.

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Iambic Therapeutics, Inc. (the “Company”) under and pursuant to the 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	Iambic Therapeutics, Inc.

Signature	By

Print Name	Print Name

Title
Address:

Address:

5627 Oberlin Drive, Suite 120
San Diego, CA 92121

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Iambic Therapeutics, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety

(90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT — EARLY EXERCISE

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement – Early Exercise (the “Option Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert vesting schedule]

Termination Period:

This Option shall be exercisable for [three (3) months] after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for [twelve (12) months] after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

II. AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

As a condition to the purchase of the Shares, Participant acknowledges and agrees that, if requested by the Company, Participant shall execute a joinder or deliver a counterpart signature page to any voting agreement and/or right of first refusal and co-sale agreement then in effect (as the same may be amended from time to time). Participant further acknowledges and agrees that upon such delivery, Participant shall become a “Key Holder” party to such voting agreement and/or right of first refusal and co-sale agreement, as the case may be, and bound by the terms thereof.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 6 of the Plan as follows:

(a) Right to Exercise.

(i) Subject to subsections 2(a)(ii) and 2(a)(iii) below, this Option shall be exercisable cumulatively according to the vesting schedule set forth in the Notice of Stock Option Grant. Alternatively, at the election of Participant, this Option may be exercised in whole or in part at any time as to Shares that have not yet vested. Vested Shares shall not be subject to the Company’s repurchase right (as set forth in the Restricted Stock Purchase Agreement, attached hereto as Exhibit C-1).

(ii) As a condition to exercising this Option for unvested Shares, Participant shall execute the Restricted Stock Purchase Agreement.

(iii) This Option may not be exercised for a fraction of a Share.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING

PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Iambic Therapeutics, Inc.

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Iambic Therapeutics, Inc. (the “Company”) under and pursuant to the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement – Early Exercise dated ______________, _____ (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Restricted Stock Purchase Agreement, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by: PARTICIPANT	Accepted by: IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	IAMBIC THERAPEUTICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the

Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT C-1

Iambic Therapeutics, Inc.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (the “Agreement”) is made between _____________________________ (the “Purchaser”) and Iambic Therapeutics, Inc. (the “Company”) or its assignees of rights hereunder as of __________________, ____.

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan shall have the same defined meanings in this Agreement.

RECITALS

A. Pursuant to the exercise of the option (grant number ____) granted to Purchaser under the Plan and pursuant to the Stock Option Agreement – Early Exercise (the “Option Agreement”) dated _______________, ____ by and between the Company and Purchaser with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Option Agreement, which have become vested are sometimes collectively referred to herein as the “Shares.”

B. As required by the Option Agreement, as a condition to Purchaser’s election to exercise the option, Purchaser must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1. Repurchase Option.

(a) If Purchaser’s status as a Service Provider is terminated for any reason, including for death and Disability, the Company shall have the right and option for ninety (90) days from such date to purchase from Purchaser, or Purchaser’s personal representative, as the case may be, all of the Purchaser’s Unvested Shares as of the date of such termination at a price per share (the “Repurchase Price”) equal to the lower of (i) the per share price paid by the Purchaser for each such Share and (ii) the Fair Market Value of a Share on the date the Company delivers the Repurchase Notice (the “Repurchase Option”).

(b) Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his or her transferee or legal representative, as the case may be) with a copy to the escrow agent described in Section 2 below, a notice in writing indicating the Company’s intention to exercise the Repurchase Option (the “Repurchase Notice”) AND, at the Company’s option, (i) by delivering to the Purchaser (or the Purchaser’s transferee or legal representative) a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price. Upon delivery of such notice and payment of the aggregate Repurchase Price in any of the ways described above, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unvested Shares being repurchased by the Company.

(c) Whenever the Company shall have the right to repurchase Unvested Shares hereunder, the Company may designate and assign one or more employees, officers, directors or stockholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option under this Agreement and purchase all or a part of such Unvested Shares.

(d) If the Company does not elect to exercise the Repurchase Option conferred above by delivering to the Purchaser the requisite Repurchase Notice within ninety (90) days following the Purchaser’s termination, the Repurchase Option shall terminate.

(e) The Repurchase Option shall terminate in accordance with the vesting schedule contained in Purchaser’s Option Agreement.

2. Transferability of the Shares; Escrow.

(a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

(b) To insure the availability for delivery of Purchaser’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Purchaser hereby appoints the Secretary, or any other person designated by the Company as escrow agent (the “Escrow Agent”), as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Escrow Agent, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit C-2. The Unvested Shares and stock assignment shall be held by the Escrow Agent in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as Exhibit C-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. Upon vesting of the Unvested Shares, the Escrow Agent shall promptly deliver to the Purchaser the certificate or certificates representing such Shares in the Escrow Agent’s possession belonging to the Purchaser, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain such certificate or certificates as Escrow Agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

(c) Neither the Company nor the Escrow Agent shall be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

(d) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

3. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

4. Legends. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares, which may be made by the Company pursuant to Section 13 of the Plan after the date of this Agreement.

6. Notices. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at their respective principal executive offices.

7. Survival of Terms. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8. Section 83(b) Election. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Purchaser with the Internal Revenue Service, within thirty (30) days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in the recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company’s Repurchase Option lapses.

This discussion is intended only as a summary of the general United States income tax laws that apply to exercising Options as to Shares that have not yet vested and is accurate only as of the date this form Agreement was approved by the Board. The federal, state and local tax consequences to any particular taxpayer will depend upon his or her individual circumstances. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit C-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PURCHASER’S BEHALF.

9. Representations. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. The Plan, the Option Agreement, the Exercise Notice, this Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

Dated:	,

EXHIBIT C-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto Iambic Therapeutics, Inc. _____________ shares of the Common Stock of Iambic Therapeutics, Inc. standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Iambic Therapeutics, Inc. and the undersigned dated ______________, _____ (the “Agreement”).

Dated:	,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

EXHIBIT C-3

JOINT ESCROW INSTRUCTIONS

Corporate Secretary	,
Iambic Therapeutics, Inc.
5627 Oberlin Drive, Suite 120
San Diego, CA 92121

Dear _________________:

As Escrow Agent for both Iambic Therapeutics, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s repurchase option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s repurchase option.

3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s repurchase option has been exercised, you shall deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s repurchase option. Within one hundred and twenty (120) days after cessation of Purchaser’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s repurchase option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PURCHASER	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

ESCROW AGENT

Corporate Secretary

Dated:

EXHIBIT C-4

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

	TAXPAYER	SPOUSE
NAME:
ADDRESS:

TAX ID NO.:

TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: __________ shares (the “Shares”) of the Common Stock of Iambic Therapeutics, Inc. (the “Company”).

3. The date on which the property was transferred is:___________________ ,______.

4. The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5. The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is: $_________________.

6. The amount (if any) paid for such property is: $_________________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:	,
Spouse of Taxpayer

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Granted:

Total Exercise Price:	$

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

[Insert vesting schedule]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

II. AGREEMENT

1. Grant of Option. The Administrator hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its fair market value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Laws.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”) (such date, the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the recipient of the stock right. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Data Protection

(a) As a condition of the grant of the Option, the Participant hereby explicitly and unambiguously acknowledges the necessity of the collection, use, processing and transfer, in electronic or other form, of personal data as described in this paragraph (“Data”) by and among, as applicable, the Company and its subsidiaries for the exclusive purpose of implementing, administering and managing the Option.

(b) The Participant understands that the Company and its subsidiaries, may hold certain Data for the purpose of managing and administering the Option.

(c) The Participant acknowledges that Data may be transferred to such Data Recipient as may be selected by the Company in the future (such as a stock plan service provider or broker), provided that the Company ensures that the Data Recipient maintains a level of privacy broadly equivalent to the standard set forth in the Company’s Internal Privacy Policy (if any) and in any event, no less than that required by any relevant applicable legislation. The Participant accepts that Data Recipients may be located in the United States or the European Economic Area or elsewhere and the Data Recipient’s country may have different data privacy laws and protections than the Participant’s country.

(d) The Participant authorizes the Company and any Data Recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Option, including any requisite transfer of Data to a designated broker or other third party with whom the Participant may elect to deposit any Shares acquired upon exercise of the Option, as such Data may be required for the administration of the Option and/or the subsequent holding of Shares on the Participant’s behalf.

(e) The Participant understands Data will be held only as long as necessary to implement, administer and manage the Participant’s participation in the Option.

(f) The Participant understands that the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, without cost to the Participant, by contacting in writing the Participant’s local human resources representative. Further, the Participant understands that the Participant is providing the representations herein on a purely voluntary basis. If the Participant opposes, or later seeks to oppose any processing of the Data, the Participant’s employment status or service and career with the Company will not be affected; the only consequence opposing such processing is that the Company would not be able to grant the Participant Options or other equity awards or administer or maintain such awards. Therefore, the Participant understands that opposing the processing of the Data may affect the Participant’s ability to participate in the Option or in any future equity awards.

(g) For more information on the consequences of opposing the processing of the Data, the Participant understands that the Participant may contact the Participant’s local human resources representative.

(h) As a condition of the grant of the Option, the Participant unambiguously gives his or her consent to the transfer of Data, as described in this Option Agreement, and although countries outside of the European Union may lack legal provisions that offer an adequate level of protection, similar to the European Directive 95/46/EC, the Participant agrees that Data may be transferred to such countries.

11. Nature of Grant. In accepting the Option, Participant acknowledges, understands and agrees that:

(a) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(b) all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;

(c) Participant is voluntarily participating in the Plan;

(d) the Option and any Shares acquired under the Plan are not intended to replace any pension rights or compensation;

(e) the Option and Shares acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;

(g) if the underlying Shares do not increase in value, the Option will have no value;

(h) if Participant exercises the Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(i) for purposes of the Option, Participant’s engagement as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent or Subsidiary (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, (i) Participant’s right to vest in the Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); and (ii) the period (if any) during which Participant may exercise the Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is employed or terms of Participant’s engagement agreement, if any; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(j) unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and

(k) the following provisions apply only if Participant is providing services outside the United States:

(i) the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose;

(ii) Participant acknowledges and agrees that no Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise; and

(iii) no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of Participant’s engagement as a Service Provider (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives his or her ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

13. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

14. Foreign Exchange Restrictions. PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO TIMELY COMPLETE ANY OUTWARD REMITTANCE FORMS WITH THE APPROPRIATE FOREIGN EXCHANGE BANK TO EFFECT SUCH AN OUTWARD REMITTANCE OF CURRENCY, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO ASSIST PARTICIPANT IN THIS PROCEDURE. It is Participant’s sole responsibility to pay the aggregate Exercise Price, and under no circumstance and for no reason shall Participant be entitled to claim against the Company on account of the incompletion or failure of the aforesaid outward remittance of currency.

15. English Language. Participant has received the terms and conditions of this Option Agreement and any other related communications, and Participant consents to having received these documents in English. If Participant has received this Option Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

16. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws but not the choice of law rules of California.

17. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Iambic Therapeutics, Inc.

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Iambic Therapeutics, Inc. (the “Company”) under and pursuant to the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s Immediate Family or a trust for the benefit of the Participant’s Immediate Family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement (including the exhibits thereto) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	IAMBIC THERAPEUTICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the

Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

Iambic Therapeutics, Inc.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

I. NOTICE OF STOCK OPTION GRANT

Name:

Address:

The undersigned Participant has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:	$
Total Number of Shares Granted:
Total Exercise Price:	$
Type of Option:		Incentive Stock Option
Nonstatutory Stock Option
Term/Expiration Date:

Vesting Schedule:

This Option shall be exercisable, in whole or in part, according to the vesting schedule set forth in the Vesting Appendix.

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability, in which case this Option shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 13 of the Plan.

II. AGREEMENT

1. Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Stock Option Grant, at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option (“NSO”). Further, if for any reason this Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3. Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4. Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company.

6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7. Non-Transferability of Option.

(a) This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b) Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

8. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

9. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

(b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(c) Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation.” An Option that is a “discount option” may result in (i) income recognition by Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Option Agreement is governed by the internal substantive laws, but not the choice of law rules of, California.

11. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12. Country Addendum. Notwithstanding any provisions in this Option Agreement, this Option shall be subject to any special terms and conditions set forth in the Appendix to this Option Agreement for any country whose laws are applicable to Participant and this Option (as determined by the Administrator in its sole discretion) (“Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Option Agreement.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	Iambic Therapeutics, Inc.

Signature	By

Print Name	Print Name

Title

Residence Address

Vesting Appendix

1. Service-Based Vesting Component

[Insert vesting schedule]

2. Performance-Based Vesting Component

[Insert vesting schedule]

3. Double-Trigger Acceleration

Notwithstanding the foregoing vesting schedule, 100% of the unvested Shares subject to the Option shall immediately vest and become exercisable if, within twelve (12) months after the consummation of a Change in Control (as defined in the Plan), Participant’s employment is terminated by Participant with Good Reason (as defined below) or by the Company without Cause (as defined below).

[“Cause” means any of the following (i) material breach or violation of Participant’s employment agreement or employment offer letter with the Company or any other written agreement between Participant and the Company, which breach is not cured within thirty (30) days of written notice from the Company (provided that no notice shall be required in the case of any breach or violation not capable of being cured); (ii) refusal to abide by the good faith written directives of the Board of Directors of the Company which are consistent with Participant’s duties and which would not require a violation of any applicable legal requirements or ethical standards; (iii) unauthorized disclosure or misuse of the Company’s confidential or proprietary information or other intellectual property or breach of any confidentiality agreement or invention assignment agreement between the Company and the Participant; (iv) material violation of any federal or state law or regulation that the Company reasonably determines is materially detrimental to the business, reputation, or goodwill of the Company during the course of Participant’s employment with the Company; (v) Participant’s conviction of or plea of nolo contendere to a felony or crime involving moral turpitude that harms the Company or its reputation or Participant’s commission of any other act involving dishonesty, material disloyalty or fraud that harms the Company or its reputation during the course of Participant’s employment with the Company; or (vi) Participant’s reporting to work under the influence of abuse of alcohol or drugs (legal or illegal) that, in the Company's reasonable judgment, causes a material disruption to the business of the Company; provided, however, that following written notice from the Company of the occurrence of any event in clauses (i), (ii), (iii), (iv), and (vi), you shall be entitled to a thirty (30)-day period to cure such occurrence prior to being subject to termination for Cause.

“Good Reason” will mean Participant’s resignation within ninety (90) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Participant’s express written consent: (i) a material reduction of Participant’s duties, position or responsibilities, or the removal of Participant from such position and responsibilities, either of which results in a material diminution of Participant’s authority, duties or responsibilities, unless Participant is provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority, compensation and status); provided, however, that (a) Participant’s no longer holding the title “Chief Executive Officer” shall not, in and of itself, be deemed “Good Reason” so long as Participant continues to hold a legitimate senior executive position entailing substantial responsibility and reporting directly to either the Board of Directors of the Company or the Company’s Chief Executive Officer and (b) a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Executive Officer of the Company remains as such following a change of control but is not made the Chief Executive Officer of the acquiring corporation) will not by itself constitute “Good Reason”; (ii) a material reduction in Participant’s base salary (for illustrative purposes, a reduction of less than ten percent (10%) of Participant’s base salary in any one year shall not constitute Good Reason); provided, however, that, a one-time reduction of annual base salary that also applies to substantially all other similarly situated executives of the Company shall not constitute “Good Reason”; (iii) a material reduction in Participant’s variable compensation; or (iv) a material change in the geographic location of Participant’s primary work facility or location; provided, that a relocation of less than thirty (30) miles from Participant’s then present location will not be considered a material change in geographic location. Participant will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within ninety (90) days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than thirty (30) days following the date of such notice.]

[“Cause” means (a) Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets, (b) Participant’s breach of any agreement between Participant and the Company that results in material harm to the Company, (c) Participant’s failure to comply with the Company’s written policies or rules that results in material harm to the Company, (d) Participant’s conviction after Participant’s commencement of employment with the Company of, or Participant’s plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state or of a crime of moral turpitude, (e) Participant’s continuing failure to perform assigned duties (other than due to Participant’s physical or mental disability) after receiving written notification of the failure from the Board of Directors of the Company and Participant’s failure to cure such non-performance within ten (10) days of receiving the written notification from the Board of Directors of the Company, (f) Participant’s failure to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested Participant’s cooperation, or (g) Participant’s gross negligence or misconduct in the performance of Participant’s duties for the Company that results in material harm to the Company.

“Good Reason” shall mean: Participant’s resignation within thirty (30) days following the expiration of any Company cure period (discussed below) following the occurrence of one or more of the following, without Participant’s consent: (a) A reduction in the Participant’s base salary by more than 10%; (b) A material diminution of the Participant’s authority, duties or responsibilities; or (c) A relocation of the Participant’s principal workplace by more than 50 miles without the Participant’s written consent. Participant will not resign for Good Reason without first providing the Company with written notice of the acts or omissions constituting the grounds for “Good Reason” within 30 days of the initial existence of the grounds for “Good Reason” and a reasonable cure period of not less than 30 days following the date of such notice (such period, the “cure period”).]

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

COUNTRY ADDENDUM

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern this Option granted to Participant under the Plan if Participant works in one of the countries identified below. If Participant is a citizen or resident of a country (or is considered as such for local law purposes) other than the one in which he or she is currently working or if Participant relocates to another country after receiving this Option, the Company will, in its discretion, determine the extent to which the terms and conditions contained herein will be applicable to Participant.

Certain capitalized terms used but not defined in this Country Addendum shall have the meanings set forth in the Plan, and/or this Option Agreement to which this Country Addendum is attached.

Notifications

This Country Addendum also includes notifications relating to exchange control and other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities, and other laws in effect in the countries listed in this Country Addendum, as of July 2024. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the notifications herein as the only source of information relating to the consequences of his or her participation in the Plan because the information may be outdated when Participant exercises this Option or sells Shares acquired under the Plan.

In addition, the notifications are general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant is currently working (or is considered as such for local law purposes) or if Participant moves to another country after this Option is granted, the information contained herein may not be applicable to Participant.

Participant is advised to seek appropriate professional advice as to how the relevant exchange control and tax laws in his or her country apply to Participant’s individual situation.

I. GLOBAL PROVISIONS APPLICABLE TO NON-U.S. PARTICIPANTS

Terms and Conditions

1. Tax Withholding.

The following provisions supplement Section 9 of this Option Agreement:

Participant acknowledges and agrees that, regardless of any action taken by the Company and/or any Parent or Subsidiary of the Company or, if different, Participant’s service recipient (the “Service Recipient”) with respect to any or all foreign taxes, income tax, social security, social insurances, national insurance contributions, social insurance contributions, payroll tax, fringe benefit, or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant including, without limitation, in connection with the grant of this Option, the acquisition or sale of Shares acquired under the Plan and/or the receipt of any dividends on such Shares (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. Furthermore, Participant acknowledges that the Company or the Service Recipient (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Option or other benefits under the Plan and (b) do not commit to and are under no obligation to structure the terms of this Option, other benefits or any aspect of Participant’s participation in the Plan to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant becomes subject to tax in more than one jurisdiction or changes his or her jurisdiction of primary residence or service between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company or any Parent and/or Subsidiary (or former Service Recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to this Option exercise or any other relevant taxable or tax withholding event, as applicable, Participant agrees to make adequate arrangements satisfactory to the Company to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or any Parent and/or Subsidiary, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from Participant’s wages or other compensation paid to Participant, (b) withholding from proceeds of the sale of the Shares acquired under the Plan either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization), (c) using any other method permitted by the Plan. Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering maximum applicable withholding rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Shares equivalent. Finally, Participant agrees to pay to the Company or any Parent and/or Subsidiary any amount of Tax-Related Items that the Company or any Parent and/or Subsidiary may be required to withhold as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

2. Foreign Exchange Considerations. Participant understands and agrees that neither the Company nor the Service Recipient shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of this Option, or of any amounts due to Participant under the Plan or as a result of exercising this Option and/or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that Participant will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to this Option and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

3. Extraordinary Compensation. The value of this Option, the underlying Shares and any Shares acquired under the Plan, is an extraordinary item of compensation outside the scope of Participant’s employment or service contract, if any, and is not to be considered part of his or her normal or expected compensation for purposes of, including but not limited to, calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

4. Nature of Grant. In accepting this Option, Participant understands, acknowledges, and agrees that:

(a) the Plan was established voluntarily by the Company, it is discretionary in nature and, subject to the terms of the Plan, the Company can amend, cancel or terminate the Plan at any time;

(b) the grant of this Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d) Participant is voluntarily participating in the Plan;

(e) the future value of the Shares underlying this Option is unknown, indeterminable, and cannot be predicted;

(f) if the underlying Shares do not increase in value, this Option will have no value;

(g) if Participant exercises this Option and acquires Shares, the value of such Shares may increase or decrease in value, even below the Exercise Price;

(h) for purposes of this Option, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or the Service Recipient (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Option Agreement (including by reference in the Notice of Stock Option Grant to other arrangements or contracts) or determined by the Company, (i) Participant’s right to vest in this Option under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time), and (ii) the period (if any) during which Participant may exercise this Option after such termination of Participant’s engagement as a Service Provider will commence on the date Participant ceases to actively provide services and will not be extended by any notice period mandated under employment laws in the jurisdiction where Participant is providing services or terms of Participant’s service agreement, if any; the Company will have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Option grant (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law);

(i) unless otherwise provided in the Plan or by the Company in its discretion, this Option and the benefits evidenced by this Option Agreement do not create any entitlement to have this Option or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed-out, or substituted for, in connection with any corporate transaction affecting the Shares; and

(j) no claim or entitlement to compensation or damages shall arise from forfeiture of this Option resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of this Option to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company or the Service Recipient and waives his or her ability, if any, to bring any such claim, and releases the Company or the Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

5. Data Privacy. Participant understands that the Company may collect, where permissible under Applicable Laws certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of this Option granted under the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that the Company may transfer Participant’s Data to the United States, which may have different, including less stringent, data protection laws than the laws in Participant’s country. Participant understands that the Company transfers

Data to its current independent stock-plan administrator, eShares, Inc. dba Carta, Inc. (“Carta”), to provide share administration, management, and brokerage services in connection with the Plan to assist in implementation, administration and management of the Plan. The Company and Carta, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Participant acknowledges that he or she may access his or her account through Carta and his or her use of the services provided by Carta is subject to the privacy policy located at https://carta.com/privacy-policy/. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operation (e.g., the United States) may have different, including less stringent, data privacy laws that Participant’s jurisdiction does not consider to be equivalent to the protections in Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local representative. Participant authorizes the Company, the Company’s designated broker and any other possible recipients which may assist the Company with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local representative. Further, Participant understands that he or she is providing the consent herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke Participant’s consent, Participant’s service status or career with the Company will not be adversely affected; the only consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant awards under the Plan or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing Participant’s consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact Participant’s human resources representative.

Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s Data as described herein and any other Plan materials by and among, as applicable, the Company or the Service Recipient for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that his or her consent will be sought and obtained for any processing or transfer of Participant’s data for any purpose other than as described herein or in any other Plan materials.

6. Insider Trading Restrictions/Market Abuse Laws. Participant understands and agrees that he or she may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions including, but not limited to, the United States and Participant’s country of residence, which may affect Participant’s ability to acquire or sell Shares or rights to Shares (e.g., this Option) under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders

Participant placed before Participant possessed inside information. Furthermore, Participant could be prohibited from (i) disclosing the inside information to any third party and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Participant should keep in mind third-parties include fellow Service Providers. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. Participant is responsible for ensuring compliance with any applicable restrictions and should consult with his or her personal legal advisor on this matter.

7. Private Placement. The grant of this Option is not intended to be a public offering of securities in Participant’s country of residence (and country of service, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of this Option is not subject to the supervision of the local securities authorities. No representative of the Company or the Service Recipient of the Company is permitted to advise Participant on whether Participant should acquire Shares by exercising this Option under the Plan. Investment in Shares involves a degree of risk. Before deciding to acquire Shares by exercising this Option, Participant should carefully consider all risk factors relevant to the acquisition of Shares under the Plan and Participant should carefully review all of the materials related to this Option and the Plan. In addition, Participant should consult with his or her personal advisor for professional investment advice.

8. Recommendation Regarding External Advice. Participant understands and agrees that neither the Company or the Service Recipient is providing any tax, legal or financial advice, nor is the Company or the Service Recipient making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. English Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Option Agreement and confirms having read and understood the documents relating to the Plan, including this Option Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, this Option Agreement and their applicable terms and conditions and does not require their translation into any language other than English. Furthermore, if Participant has received this Option Agreement, or any other document related to this Option and/or the Plan translated into a language other than English and the meaning of the translated version differs from that of the English version, the English version will control.

II. COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS IN THE COUNTRIES INCLUDED BELOW

UNITED KINGDOM

Terms and Conditions

Tax Obligations. The following provision supplements Section 1 of this Country Addendum.

Tax-Related Items shall include Primary and to the extent legally possible secondary class 1 National Insurance Contributions. Participant agrees that the Company or Participant’s employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right Participant may have to recover any overpayment from relevant U.K. tax authorities. Participant understands and agrees that if payment or withholding of any income tax liability arising in connection with Participant’s participation in the Plan is not made by Participant to Participant’s employer within 90 days of the event giving rise to such income tax liability or such other period specified in Section 222(1)I of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by Participant to Participant’s employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of His Majesty’s Revenue and Customs it will be immediately due and repayable by Participant, and the Company and/or Participant’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Option Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if Participant is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability. Participant further understands that, in the event that he or she is such a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions will be payable. Participant understands and agrees that he or she is responsible for reporting and paying any income tax due on this additional benefit directly to His Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or Participant’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or Participant’s employer may recover from Participant by any of the means referred to in the Plan and/or this Option Agreement.

At the discretion of the Company, this Option cannot be settled until Participant has entered into an election with the Company (or Participant’s employer) (as appropriate) in a form approved by the Company and His Majesty’s Revenue & Customs:

(a) to treat any liability of the Company and/or the employer for employer’s National Insurance Contributions arising in respect of the granting, exercise, settlement of or other dealing in this Option, or the acquisition of Shares on the settlement of this Option, as transferred to and met by Participant pursuant to Paragraph 3B(1) of Schedule 1 of the

Social Security Contributions and Benefits Act 1992 (“Joint Election to Transfer U.K. Employer’s National Insurance Contributions”); and/or

(b) to treat the Shares acquired at Option exercise and their market value as if they were not restricted securities for the relevant income tax and National Insurance Contribution purposes pursuant section 431(1) of the Income Tax (Earnings and Pensions Act) 2003 (a “Joint Election under Section 431”).

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees:

(a) to indemnify the Company in respect of all applicable liability to U.K. income tax and National Insurance Contributions and, if so required by the Company all liability to National Insurance Contributions for which the Company is liable which arises as a consequence of or in connection with Participant’s participation in the Plan;

(b) to permit the Company to sell such number of Shares allocated to Participant following exercise as will provide the Company with an amount equal to Participant’s U.K. tax liability; and to permit the Company to withhold an amount from any amount paid or payable to Participant;

(c) if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such employer’s national insurance contributions liability is transferred to Participant;

(d) if so required by the Company, to enter into a joint election within Section 431 of (U.K.) Income Tax (Earnings and Pensions) Act 2003 in respect of computing any tax charge on the acquisition of “restricted securities”; and

(e) to sign all documents required by the Company to effect the terms of this provision.

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees to indemnify the Company in respect of all applicable liability to U.K. income tax and employee National Insurance Contributions.

EXHIBIT A

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Iambic Therapeutics, Inc.

5627 Oberlin Drive, Suite 120

San Diego, CA 92121

Attention: Chief Executive Officer

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Iambic Therapeutics, Inc. (the “Company”) under and pursuant to the Amended and Restated 2020 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement dated ______________, _____ (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5. Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6 Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

11. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	Iambic Therapeutics, Inc.

Signature	By

Print Name	Print Name

Title
Address:
Address:

5627 Oberlin Drive, Suite 120 San Diego, CA 92121

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Iambic Therapeutics, Inc.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction,” transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Iambic Therapeutics, Inc. (the “Company”) Amended and Restated 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) will have the same defined meanings in this Performance-Based Restricted Stock Unit Award Agreement, including Part I of this Award Agreement entitled “Notice of Grant of Performance-Based Restricted Stock Units,” Part II of this Award Agreement entitled “Agreement,” the Representation Statement attached hereto as Exhibit A, the appendix of Provisions for Non-U.S. Participants attached hereto as Appendix A and any other appendices attached to such documents (all of which are made a part of this document and, together, this “Award Agreement”).

I. NOTICE OF GRANT OF PERFORMANCE-BASED RESTRICTED STOCK UNITS

Name (the “Participant”):

Address:

The Participant has been granted an Award of Performance-Based Restricted Stock Units (the “Performance-Based Restricted Stock Unit Award,” “Award of Performance-Based Restricted Stock Units,” or “Award”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:
Number of Performance-Based Restricted Stock Units:

Event Deadline:	7 years from Date of Grant

Vesting Requirements: [Insert vesting schedule]

In receiving this Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of receiving, holding, and potentially vesting in and settlement of the Performance-Based Restricted Stock Units referenced in this Award Agreement:

(a) This Award of Performance-Based Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement;

(b) Participant accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement; and

(c) Prior to settlement under this Award, the Company may require Participant to sign a written confirmation and acceptance that he or she has complied with all terms of this Award Agreement and that he or she accepts and agrees to all of its terms.

As discussed in Section 13 of Part II of this Award Agreement, this Award is not part of Participant’s ordinary compensation and Participant is hereby put on notice that if Participant does not both comply with the terms of this Award Agreement and sign a written confirmation and acceptance if requested, Participant will have no claim against the Company. Further, if Participant does not keep the Company informed of all changes in his or her residence address and keep an up to date email address on file with the Company and the Company is not able to easily locate Participant, he or she could forfeit this Award.

By Participant’s signature and the signature of the representative of the Company below, Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Award Agreement, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document. Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement. Participant further agrees to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT:	IAMBIC THERAPEUTICS, INC.

Signature	By

Print Name	Title

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

II. AGREEMENT

1. Grant of Performance-Based Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Performance-Based Restricted Stock Units (the “Notice of Grant”) in Part I of this Award Agreement an Award of Performance-Based Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. The purpose of this Award of Performance-Based Restricted Stock Units is to encourage retention and to engage the Participant in making a Liquidity Event a reality. In addition, tying the vesting of Performance-Based Restricted Stock Units to a Liquidity Event aligns the interests of the Participant with those of the Company’s stockholders. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail, except to the extent specifically provided in this Award Agreement or as the Administrator may determine is appropriate to give effect to the intent of this Award Agreement. Notwithstanding anything in the Plan or this Award Agreement to the contrary, no amendment to the Plan, other than amendments to increase the Shares reserved for issuance under the Plan, will be deemed to apply to this Performance-Based Restricted Stock Unit Award unless the Administrator specifically determines otherwise (and, in such case, subject to Section 18(c) of the Plan, as and to the extent noted above).

2. Company’s Obligations. Each Performance-Based Restricted Stock Unit represents the right to receive a Share on the date it vests (such Shares issued in settlement of Performance-Based Restricted Stock Units, “Performance-Based Restricted Stock Unit Shares”). Unless and until a Performance-Based Restricted Stock Unit will have vested in the manner set forth in Section 4, Participant will have no right to payment with respect to such Performance-Based Restricted Stock Unit. Prior to the actual settlement of a vested Performance-Based Restricted Stock Unit in Shares based on the terms of this Award Agreement, each Performance-Based Restricted Stock Unit will represent an unsecured obligation of the Company to issue a Share only from the general assets of the Company (if at all). In all cases, including in the event of Participant’s death, Shares may be acquired pursuant to this Award only as set forth in, and on the terms and subject to the conditions of, this Award Agreement.

3. Participant’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”) at the time of the settlement of the applicable Performance-Based Restricted Stock Units or at such other time as designated by the Company, if requested or required by the Company, it will be a condition and term of this Award that Participant deliver to the Company his or her Representation Statement in the form attached hereto as Exhibit A, subject to any updates or modifications to such form prepared by the Company from time to time as the Company may deem necessary or advisable in light of changes to laws or regulations or otherwise. If Participant does not deliver the

Representation Statement, if one is requested or required, at the time that the applicable Performance-Based Restricted Stock Units otherwise would be settled (and prior to any deadline specified by the Company) and, in all cases, by the applicable Settlement Deadline (as defined in Section 6), then immediately after the earlier of the deadline specified by the Company or the applicable Settlement Deadline, such Performance-Based Restricted Stock Units will be cancelled and forfeited to the Company for no consideration and in such event, no such Performance-Based Restricted Stock Unit Shares will be issued with respect to this Award and any rights thereto will immediately be forfeited for no consideration.

4. Vesting Requirements.

(a) Generally. Except as provided in Section 6, and subject to Section 7, the Performance-Based Restricted Stock Units awarded by this Award Agreement will vest only in accordance with the vesting requirements set forth in the Notice of Grant. Participant will receive a benefit with respect to a Performance-Based Restricted Stock Unit only if both the Service-Based Requirement and the Liquidity Event Requirement are satisfied on or before the Event Deadline. Participant’s Performance-Based Restricted Stock Units will not vest (in whole or in part) if only one (or if neither) of such requirements is satisfied on or before the Event Deadline.

(b) Termination of Service Provider Status. If Participant’s status as a Service Provider terminates for any reason, then (i) if the termination occurs prior to a Liquidity Event, any Performance-Based Restricted Stock Units that have not satisfied the Milestone Requirement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder, or (ii) if the termination occurs on or after a Liquidity Event, the then-unvested Performance-Based Restricted Stock Units awarded by this Award Agreement will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

(c) Expiration of Performance-Based Restricted Stock Units. If a Liquidity Event does not occur on or before the Event Deadline set forth in the Notice of Grant, all Performance-Based Restricted Stock Units (regardless of whether or not, or the extent to which, the Service-Based Requirement had been satisfied as to such Performance-Based Restricted Stock Units) will automatically terminate and be cancelled upon such date.

(d) Upon a termination of one or more Performance-Based Restricted Stock Units pursuant to this Section 4, Participant will have no further right with respect to such Performance-Based Restricted Stock Units or the Shares previously allocated thereto.

5. Lock-Up Period. No offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan, or other direct or indirect transfer of or disposition of, any Shares (or other securities of the Company) is permitted hereunder nor is the entry into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company) held by Participant (other than those included in the registration) for a period specified by the Company or a representative of the underwriters or financial advisors in connection with an IPO Event not to exceed 180 days following such IPO Event (or such other period as may be requested by the Company, the underwriters or the financial advisors of such IPO Event to accommodate regulatory restrictions) (such period, the “Lock-Up Period”).

Participant is hereby notified that it is a term of this Award (and a condition to any potential vesting and settlement) that Participant execute and deliver such agreements as may be reasonably requested by the Company, the underwriters or the financial advisors that are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters or financial advisors in connection with an IPO Event, it is a term of this Award that Participant provide, within ten (10) days of such request, such information as may be requested by the Company or such representative in connection with the completion of any IPO Event. The Company may impose stop-transfer instructions with respect to the Shares (or other securities of the Company) subject to the foregoing restriction until the end of the Lock-Up Period.

6. Vesting and Settlement.

(a) General Rule. Subject to Section 9, Performance-Based Restricted Stock Units that vest will be settled in whole Shares. Subject to the provisions of Section 6(b) and notwithstanding anything in the Plan to the contrary, each vested Performance-Based Restricted Stock Unit that has met all requirements for settlement under this Award Agreement will be settled in whole Shares no later than the applicable Settlement Deadline. “Settlement Deadline” with respect to a particular vested Performance-Based Restricted Stock Unit means March 15 of the calendar year following the calendar year in which the Vesting Date of such particular Performance-Based Restricted Stock Unit occurs (or, if earlier, March 15 of the calendar year following the calendar year in which occurs the first date on which the applicable Performance-Based Restricted Stock Unit is no longer subject to a substantial risk of forfeiture for purposes of Section 409A, as defined in Section 6(c) below). No Performance-Based Restricted Stock Unit will be settled after the Settlement Deadline applicable to it. If any Performance-Based Restricted Stock Unit has not met all the requirements for settlement under this Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline, such Performance-Based Restricted Stock Unit will be forfeited as of immediately following the applicable Settlement Deadline. In no event will Participant be permitted, directly or indirectly, to specify the taxable year or date of settlement of any Performance-Based Restricted Stock Units under this Award Agreement. For the avoidance of doubt, there may be multiple Settlement Deadlines, each corresponding to a particular Performance-Based Restricted Stock Unit.

(b) Acceleration; Amendment.

(i) Discretionary Acceleration or Amendment. The Administrator may, pursuant to its authority under, and in accordance with, Section 4(b)(v), Section 4(b)(ix) and Section 9(c) of the Plan, in its discretion, unilaterally (x) accelerate, in whole or in part, the vesting of the Performance-Based Restricted Stock Units, (y) waive or decrease some or all of the requirements required for vesting of unvested Performance-Based Restricted Stock Units at any time, or (z) waive or decrease some or all of the requirements for settlement of Performance-Based Restricted Stock Units at any time, in each case, subject to the terms of the Plan but without the need for Participant consent in any instance, and subject to Section 27 of this Award Agreement; provided, however, that no such acceleration, waiver or decrease will occur or be effective unless such modification would result in this Performance-Based Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Performance-Based Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional U.S. tax imposed under Section 409A. If so modified, the Vesting Date with respect to the applicable Performance-Based Restricted Stock Units will be deemed for all purposes of this Award Agreement to be the date specified by the Administrator, and any Shares issuable upon settlement of the Award pursuant to such acceleration also will be Performance-Based Restricted Stock Unit Shares for the purposes of this Award Agreement. The settlement of Performance-Based Restricted Stock Unit Shares vesting pursuant to this Section 6(b) will in all cases be no later than the Settlement Deadline and at a time or in a manner that is exempt from, or complies with, Section 409A for U.S. tax purposes. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(ii) The Company’s intent is that this Performance-Based Restricted Stock Unit Award be exempt or excepted from the requirements of Section 409A for U.S. tax purposes. However, in an abundance of caution, the Company is including in this subsection, certain Section 409A rules that only apply if the Performance-Based Restricted Stock Units are not exempt or excepted, and then only in certain circumstances. Specifically, Section 409A contains rules that must apply to the Performance-Based Restricted Stock Units if (a) they are not exempt or excepted from Section 409A, (b) the Company has any stock that is publicly traded on an established securities market or otherwise at the time Participant’s service terminates, (c) Participant receives acceleration of vesting of the Performance-Based Restricted Stock Units in connection with a termination of service, and (d) at the time of such termination, Participant is considered a “specified employee” under the Section 409A rules. Should these rules ever become applicable to Participant’s Performance-Based Restricted Stock Units, then notwithstanding anything in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant) to the contrary, if the vesting of Performance-Based Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the settlement of such accelerated Performance-Based Restricted Stock Units will result in the imposition of additional tax under Section 409A if such settlement is on or within the six (6) month period following Participant’s termination as a Service Provider, then the settlement of such accelerated Performance-Based Restricted Stock Units will not occur until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Performance-Based Restricted Stock Unit Shares will be settled and issued to the Participant’s Legal Representative as soon as practicable following his or her death (subject to Section 8).

(c) Section 409A. It is the intent of this Award Agreement that it and all issuances and benefits to U.S. taxpayers hereunder be exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception under Section 409A, or otherwise be exempted or excepted from, or comply with, Section 409A, so that none of this Award Agreement, the Performance-Based Restricted Stock Units provided under this Award Agreement, or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or excepted, or to so comply. Each issuance upon settlement of the Award under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will the Company or any Service Recipient (as defined below) have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes that may be imposed, or other costs incurred, on Participant as a result of Section 409A. For purposes of this Award Agreement, “Section 409A” means Section 409A of the U.S. Internal Revenue Code, as amended, and any applicable Treasury Regulations and U.S. Internal Revenue Service regulations and formal, effective guidance of either general applicability or direct applicability thereunder, as each may be amended from time to time, and will include any successors thereto.

7. Forfeiture. Upon the forfeiture events or times specified in Section 4, Performance-Based Restricted Stock Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights to the Performance-Based Restricted Stock Units or Performance-Based Restricted Stock Unit Shares hereunder.

8. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement will, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

9. Tax Withholding.

(a) Tax Consequences. Participant is solely responsible for reviewing with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this Award and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company, any Parent or Subsidiary or any of their agents, written or oral. Participant has been informed that the tax consequences of the benefits provided under this Award Agreement are not warrantied or guaranteed and Participant (and not the Company or any Service Recipient) will be responsible for Participant’s own tax liability that may arise as a result of this Award or the transactions contemplated by this Award Agreement.

(b) Responsibility for Taxes. Regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is or was providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Performance-Based Restricted Stock Units and any Performance-Based Restricted Stock Unit

Shares, including, without limitation, (a) all U.S. federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) and non-U.S. taxes and social insurance liability obligations that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Performance-Based Restricted Stock Units or sale of Performance-Based Restricted Stock Unit Shares, and (c) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Performance-Based Restricted Stock Units (or vesting thereof or issuance of Performance-Based Restricted Stock Unit Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Company and the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Performance-Based Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Performance-Based Restricted Stock Units, the subsequent sale of Performance-Based Restricted Stock Unit Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Performance-Based Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result.

(c) Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient will withhold the amount the Company determines must or will be withheld for the payment of Tax Obligations (the “Withholding Obligations”) upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) having the Company withhold otherwise deliverable Performance-Based Restricted Stock Unit Shares having a fair market value equal to the amount of such Withholding Obligations, (c) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (d) delivering to the Company already vested and owned Shares having a fair market value equal to such Withholding Obligations, (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Withholding Obligations (on Participant’s behalf pursuant to this authorization), (f) requiring Participant to make appropriate arrangements with the Company or other Service Recipient for the satisfaction of all Withholding Obligations, or (g) any combination of the foregoing. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Withholding Obligations by reducing the number of Performance-Based Restricted Stock Unit Shares otherwise deliverable to Participant, and, until and unless determined otherwise by the Administrator, this will be the method by which such Withholding Obligations are satisfied. The Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant has been informed that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Withholding Obligations or other Tax Obligations required to be accounted for hereunder at the time of the applicable taxable event, Participant will permanently forfeit Participant’s Performance-Based Restricted Stock Units and any right to receive Shares thereunder and the Performance-Based Restricted Stock Units will be returned to the Company at no cost to the Company. Participant has been informed that the Company may refuse to deliver the Performance-Based Restricted Stock Unit Shares if such Withholding Obligations are not delivered at the time they are due.

10. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable or potentially deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

11. No Guarantee of Continued Service. PARTICIPANT IS HEREBY NOTIFIED THAT THE VESTING OF THE PERFORMANCE-BASED RESTRICTED STOCK UNITS PURSUANT TO THE VESTING REQUIREMENTS HEREOF WILL OCCUR ONLY BY THE SATISFACTION OF THE VESTING REQUIREMENTS SET FORTH IN THIS AWARD AGREEMENT, AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD OR RECEIVING PERFORMANCE-BASED RESTRICTED STOCK UNIT SHARES HEREUNDER. PARTICIPANT IS FURTHER NOTIFIED THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING REQUIREMENTS SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12. Award is Not Transferable. Except to the limited extent provided in Section 8, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

13. Nature of Award. In receiving the Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of the Award:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the Award of Performance-Based Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of Performance-Based Restricted Stock Units, or similar awards, or benefits in lieu of Performance-Based Restricted Stock Units, even if Performance-Based Restricted Stock Units or similar awards have been awarded repeatedly in the past;

(c) all decisions with respect to the granting of future Performance-Based Restricted Stock Units or other awards, if any, and the terms of any such grants, will be at the sole discretion of the Company;

(d) Participant’s participation in the Plan will not create a right to further employment or engagement with the Company or with Employer or be interpreted as forming or amending an employment or service relationship and will not interfere with the ability of the Company or to terminate Participant’s employment or service relationship at any time;

(e) Participant is not required to participate in the Plan;

(f) the Award of Performance-Based Restricted Stock Units and the Shares subject to the Performance-Based Restricted Stock Units, and the income and value of same, are not intended to replace any pension rights or compensation;

(g) the Award of Performance-Based Restricted Stock Units and the Shares subject to the Performance-Based Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or welfare benefits or similar payments;

(h) the Award of Performance-Based Restricted Stock Units will not be interpreted to form an employment contract or service relationship with the Company or any Parent or Subsidiary of the Company;

(i) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j) unless otherwise provided by the Company in its discretion, the Performance-Based Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Performance-Based Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(k) unless otherwise agreed with the Company, the Performance-Based Restricted Stock Units and the Shares subject to the Performance-Based Restricted Stock Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary or affiliate of the Company;

(l) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan; and

(m) the following provisions apply only if Participant is providing, or does in the future provide, services outside the United States:

(i) no claim or entitlement to compensation or damages will arise from forfeiture of the Performance-Based Restricted Stock Units resulting from the termination of Participant as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or providing services or the terms of Participant’s employment or service agreement, if any), and in consideration of the Award of the Performance-Based Restricted Stock Units to which Participant is otherwise not entitled, Participant is not entitled to institute any claim against the Company, the Employer or any other Parent or Subsidiary, Participant’s ability, if any, to bring any such claim is hereby waived, and the Company, the Employer or any other Parent or Subsidiary are hereby released from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant will be deemed irrevocably to have agreed not to pursue such claim and to agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(ii) neither the Plan nor this Award Agreement form part of Participant’s terms of employment or service with the Company or any Parent or Subsidiary; and

(iii) Participant has been informed that neither the Company, the Employer nor any Parent or Subsidiary will be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Performance-Based Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Performance-Based Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

14. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Performance-Based Restricted Stock Unit grant materials by and among, as applicable, the Employer or other Service Recipient, the Company and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant that is necessary for the administration of Participant’s participation in the Plan, including Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Performance-Based Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that the Company transfers Data to its current independent stock plan administrator, eShares, Inc. dba Carta, Inc. (“Carta”), to provide share administration, management, and brokerage services in connection with the Plan to assist with the implementation, administration, and management of the Plan. The Company and Carta, together with their successors and assigns, will receive, possess, use and transfer the Data as contemplated hereby. Participant acknowledges that he or she may access his or her account through Carta and his or her use of the services provided by Carta is subject to the privacy policy located at https://carta.com/privacy-policy/. In the future, the Company may select a different service provider and share Data with another company that serves in a similar manner. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that if applicable laws and regulations entitle Participant to do so, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status as a Service Provider and career with the Service Recipient will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant Performance-Based Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact [insert contact information (e.g., name, email, mailing address) for the individual or department that handles the Company’s data privacy compliance (e.g., Legal)].

15. Language. If Participant has received this Award Agreement, or any other document related to the Performance-Based Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16. Appendix. The Award of Performance-Based Restricted Stock Units is subject to any special provisions set forth in the appendix of Provisions for Non-U.S. Participants attached hereto as Appendix A. The terms and conditions within Appendix A under the name of a particular country will apply to Participant if, at any time during which the Award of Performance-Based Restricted Stock Units is outstanding, Participant resides and/or is employed in that country or is otherwise subject to the laws of that country and, in such circumstances, such terms and conditions supplement, amend and/or supersede the terms of this Award Agreement, provided, however, that that no such terms or conditions will be effective unless such terms and conditions would result in this Performance-Based Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Performance-Based Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional U.S. tax imposed under Section 409A.

17. Company’s Right of First Refusal. Subject to Section 12, any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 17 (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 17 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d) Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 17, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 17 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 17 notwithstanding, the transfer of any or all of the Shares during Participant’s lifetime or on Participant’s death by will or intestacy to Participant’s immediate family or a trust for the benefit of Participant’s Immediate Family shall be exempt from the provisions of this Section 17. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Award Agreement, including but not limited to this Section 17, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 17.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

18. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The Company will cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Performance-Based Restricted Stock Unit Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL AS SET FORTH IN THE PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING AN “IPO EVENT” AS DEFINED AND SET FORTH IN THE PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY, THE UNDERWRITER OR THE FINANCIAL ADVISOR.

(b) Stop-Transfer Notices. To ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.

19. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Iambic Therapeutics, Inc., 560 S. Winchester Blvd., San Jose, CA 95128, or at such other address or through such other method as the Company may hereafter designate in writing.

20. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Performance-Based Restricted Stock Units awarded under the Plan or future Performance-Based Restricted Stock Units that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

21. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

22. Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is hereby notified that it is his or her responsibility to comply with any applicable restrictions and Participant is advised to speak to his or her personal advisor on this matter.

23. Foreign Asset/Account Reporting Requirements. Participant is hereby notified that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any dividends paid on the Shares acquired under the Plan, if applicable) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant is hereby notified that it is Participant’s responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

24. Successors and Assigns. The Company may assign any of its rights and/or obligations under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon Participant and his or her Legal Representative, heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

25. Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-United States Laws (as defined below), the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her beneficiaries or estate)) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline with respect to a Performance-Based Restricted Stock Unit in a manner that would allow it to be settled by the applicable Settlement Deadline, such Performance-Based Restricted Stock Unit will be forfeited as of immediately following the Settlement Deadline. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of a Performance-Based Restricted Stock Unit as the Administrator may establish from time to time for reasons of administrative convenience and any such certificate may be in book entry form.

26. Interpretation. The Administrator has the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not the conditions for Performance-Based Restricted Stock Unit vesting and any other conditions for settlement of the Award have been satisfied). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

Any laws, regulations, rules, ordinances, codes, rules, rulings, administrative orders or other legal requirements (“Laws”) referenced in or applicable to this Award Agreement means such Laws as from time to time amended, modified or supplemented, including by succession of comparable successor Laws. In the case of any Laws referenced in or applicable to this Award Agreement, the Administrator will be authorized and empowered to determine in its good faith discretion the application of any change in Laws (including new Laws, amendments, repeals, successor Laws, court or administrative orders interpreting or relating to Laws, or otherwise) and to give effect thereto as if such Laws had been in effect on the date of this Award Agreement; provided, however, that no such action, decision or determination will occur or be effective unless it would result in this Performance-Based Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Performance-Based Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A as a result of such action, decision or determination.

27. Modifications to this Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The acceptance of any settlement under this Award signifies Participant’s agreement that Participant is not accepting this Award or any Shares issued hereunder in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only by approval of the Administrator that is memorialized in an express written instrument executed by a duly authorized signatory of the Company. Notwithstanding anything in the Plan or this Award Agreement to the contrary, but subject to the immediately following sentence, the Administrator may, without the consent of the Participant, modify this Award Agreement in any of the following manners (provided, however, that no such modification or deferral of issuance upon settlement of the Award will occur or be effective unless such modification would result in this Performance-Based Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Performance-Based Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A): (a) take any action permitted by Section 6(b) of this Award Agreement, including to waive or decrease, in whole or in part, some or all of the requirements required for vesting of all or a portion of the unvested Performance-Based Restricted Stock Units; or (b) waive or decrease some or all of the requirements for settlement of Performance-Based Restricted Stock Units. Notwithstanding the foregoing or anything in the Plan or this Award Agreement to the contrary, the Company reserves the right, in its sole discretion and without the consent of Participant, to take such reasonable actions and make any amendments to the Plan and/or this Award Agreement as it deems necessary, advisable or desirable to maintain an exemption or exception from or comply with Section 409A, or to otherwise avoid imposition of any additional tax or income recognition under Section 409A.

28. Governing Law; Severability. This Award Agreement and the Performance-Based Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court or arbitrator of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement will continue in full force and effect without said provisions.

29. Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award and/or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement.

30. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the Performance-Based Restricted Stock Units awarded hereunder and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except as permitted by this Award Agreement (including, without limitation, Sections 6 and 27) or by means of a writing signed by the Company and Participant.

APPENDIX A

PROVISIONS FOR NON-U.S. PARTICIPANTS

Terms and Conditions

This Appendix A includes additional terms and conditions that govern the Performance-Based Restricted Stock Units granted to Participant under the Plan if Participant resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Agreement to which this Appendix A is attached.

If Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the special terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix A also includes information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is provided solely for the convenience of Participant and is based on the laws in effect in the respective countries as of February 2026. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date by the time Participant vests the Performance-Based Restricted Stock Units or sells any Shares.

Participant is responsible for complying with all applicable tax, foreign asset reporting and/or exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired thereunder. Prior to the transfer of funds into Participant’s country, Participant should consult the local bank and/or Participant’s exchange control advisor, as interpretations of the applicable regulations may vary; additionally, exchange control rules and regulations are subject to change without notice.

In addition, the information contained in this Appendix A is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.

Finally, Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to Participant in the same manner.

I.
GLOBAL PROVISIONS FOR NON-U.S. PARTICIPANTS

1. Data Privacy Information and Consent. The following provisions supplement Section 14 of the Award Agreement:

The Company is located at [insert address], United States, and grants Awards to Service Providers of the Company and the Service Recipient, at the Company’s sole discretion. If Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.

(a) GDPR Compliance. If Participant resides and/or works in a member country of the European Union and/or the European Economic Area or the United Kingdom, the following provisions supplement this Section 1:

(i) To the satisfaction and on the direction of the Committee, all operations of the Plan and the Performance-Based Restricted Stock Units (at the time of its grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Company, any Parent or Subsidiary and, if different, the Service Recipient, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016 (the “GDPR”), the GDPR as retained in the law of England and Wales pursuant to section 3 of the European Union (Withdrawal) Act 2018 (UK GDPR), and the UK Data Protection Act 2018.

(ii) Participant has certain rights under data protection legislation as summarized below:

(1) Right of Access. Participant has the right to obtain from the Company confirmation as to whether or not Data is being processed, and, where that is the case, to request access to Data, as well as certain information on how the Company is processing Data.

(2) Right to Rectification. Participant has the right to obtain from the Company the rectification of inaccurate Data. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(3) Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her personal data deleted, for example if Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and we do not have a legitimate interest which outweighs Participant’s interest, if Data has been processed unlawfully, or if Data must be deleted to comply with a legal obligation.

(4) Right to Restriction of Processing. Participant may require that the Company restrict the processing of Data in certain cases, for example where the

Company no longer needs Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant’s interest.

(5) Right to Data Portability. In some circumstances, Participant may be entitled to receive Data which Participant provided to the Company in a structured, commonly used and machine-readable format and Participant has the right to transmit Data to another controller.

(6) Right to Object. Participant has the right to object to the processing of Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

(iii) Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Data, can be obtained by contacting [insert contact information (e.g., name, email, mailing address) for the individual or department that handles the Company’s data privacy compliance (e.g., Legal)]. If Participant wants to review, verify, correct or request erasure of Data, object to the processing of Data, or request that the Company transfer a copy of Data to another party, please contact his or her local human resources representative.

(iv) The Company agrees to ensure that Data transferred outside the European Union, European Economic Area or the United Kingdom will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses).

(v) If Participant has any grievance, issue or problem in respect of the handling or processing of Data in any way, Participant has the right to lodge a complaint to the national data protection agency for Participant’s country of residence.

2. Nature of Award. The following provision supplements Section 13(m) of the Award Agreement:

For purposes of the Performance-Based Restricted Stock Units, Participant’s service will be considered terminated as of the date Participant is no longer actively providing services to the Company or the Service Recipient (regardless of the reason for such termination of service and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement or determined by the Administrator, Participant’s right to vest in the Performance-Based Restricted Stock Units, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant provides services or the terms of Participant’s employment or service agreement, if any); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Award (including whether Participant may still be considered to be providing services while on a leave of absence).

3. Private Placement. The Award of Performance-Based Restricted Stock Units is not intended to be a public offering of securities in Participant’s country of residence (and country of service, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the Award of Performance-Based Restricted Stock Units is not subject to the supervision of the local securities authorities. No representative of the Company or the Service Recipient of the Company is permitted to advise Participant on whether Participant should acquire Shares by exercising the Performance-Based Restricted Stock Units under the Plan. Investment in Shares involves a degree of risk. Before the Performance-Based Restricted Stock Units vest, Participant should carefully consider all risk factors relevant to the acquisition of Shares under the Plan and Participant should carefully review all of the materials related to the Performance-Based Restricted Stock Units and the Plan. In addition, Participant should consult with his or her personal advisor for professional investment advice.

4. Recommendation Regarding External Advice. Participant understands and agrees that neither the Company nor the Service Recipient is providing any tax, legal or financial advice, nor is the Company or the Service Recipient making any recommendations or assessments regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares, or any subsequent disposal or retention of such Shares. Participant understands that he or she is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

5. English Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement and confirms having read and understood the documents relating to the Plan, including this Award Agreement and all its terms and conditions, all of which have been provided to Participant exclusively in the English language (unless otherwise specified in the country-specific provisions set forth below that are applicable to Participant). Participant accepts the Plan, this Award Agreement and their applicable terms and conditions and does not require their translation into any language other than English.

II.
COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

UNITED KINGDOM

Terms and Conditions

Securities Laws. The Shares are offered pursuant to Article 1(4) of the United Kingdom Prospectus Regulation.

Tax Obligations. The following provisions supplement Section 9 of the Award Agreement.

Tax-Related Items shall include Primary and, to the extent legally possible, secondary class 1 National Insurance Contributions. Participant agrees that the Company or the Employer may calculate the Tax-Related Items to be withheld and accounted for by reference to the maximum applicable rates, without prejudice to any right Participant may have to recover any overpayment from relevant U.K. tax authorities. Participant understands and agrees that if payment or withholding of any income tax liability arising in connection with Participant’s participation in the Plan is not made by Participant to Participant’s employer within 90 days of the event giving rise to such income tax liability or such other period specified in Section 222(1)I of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), that the amount of any uncollected income tax will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant understands and agrees that the loan will bear interest at the then-current official rate of His Majesty’s Revenue and Customs it will be immediately due and repayable by Participant, and the Company and/or Participant’s employer may recover it at any time thereafter by any of the means referred to in the Plan and/or this Award Agreement.

Notwithstanding the foregoing, Participant understands and agrees that if Participant is a director or an executive officer of the Company (within the meaning of such terms for purposes of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the income tax liability. Participant further understands that, in the event that he or she is such a director or executive officer and the income tax is not collected from or paid by Participant by the Due Date, the amount of any uncollected income tax will constitute an additional benefit to Participant on which additional income tax and National Insurance Contributions will be payable. Participant understands and agrees that he or she is responsible for reporting and paying any income tax due on this additional benefit directly to His Majesty’s Revenue and Customs under the self-assessment regime and for reimbursing the Company or Participant’s employer (as appropriate) for the value of any primary and (to the extent legally possible) secondary class 1 National Insurance Contributions due on this additional benefit which the Company or Participant’s employer may recover from Participant by any of the means referred to in the Plan and/or this Award Agreement.

At the discretion of the Company, the Performance-Based Restricted Stock Units cannot be settled until Participant has entered into an election with the Company (or Participant’s employer) (as appropriate) in a form approved by the Company and His Majesty’s Revenue & Customs:

(a)
to treat any liability of the Company and/or the employer for employer’s National Insurance Contributions arising in respect of the granting, vesting, settlement of or other dealing in the Performance-Based Restricted Stock Units, or the acquisition of Shares on the settlement of the Performance-Based Restricted Stock Units, as transferred to and met by Participant pursuant to Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (“Joint Election to Transfer U.K. Employer’s National Insurance Contributions”) attached hereto as Exhibit B; and/or
(b)
to treat the Shares acquired at settlement of vested Performance-Based Restricted Stock Units and their market value as if they were not restricted securities for the relevant income tax and National Insurance Contribution purposes pursuant section 431(1) of the Income Tax (Earnings and Pensions Act) 2003 (a “Joint Election under Section 431”).

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees:

(a)
to indemnify the Company in respect of all applicable liability to U.K. income tax and National Insurance Contributions and, if so required by the Company all liability to National Insurance Contributions for which the Company is liable which arises as a consequence of or in connection with Participant’s participation in the Plan;
(b)
to permit the Company to sell such number of Shares allocated to Participant following exercise as will provide the Company with an amount equal to Participant’s U.K. tax liability;
(c)
to permit the Company to withhold an amount from any amount paid or payable to Participant;
(d)
if so required by the Company, and, to the extent permitted by law, to enter into a joint election or other arrangements under which the liability for all or part of such employer’s national insurance contributions liability is transferred to Participant;
(e)
if so required by the Company, to enter into a joint election within Section 431 of (U.K.) Income Tax (Earnings and Pensions) Act 2003 in respect of computing any tax charge on the acquisition of “restricted securities”; and
(f)
to sign all documents required by the Company to effect the terms of this provision.

As a condition of Participant’s participation in the Plan, Participant unconditionally and irrevocably agrees to indemnify the Company in respect of all applicable liability to U.K. income tax and employee National Insurance Contributions.

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	IAMBIC THERAPEUTICS, INC.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the award of Performance-Based Restricted Stock Units to Participant covering the Securities, the settlement of such award shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90)

days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the award of Performance-Based Restricted Stock Units covering the Securities, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

IAMBIC THERAPEUTICS, INC.

AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Joint Election to Transfer of UK Employer’s National Insurance Contributions

1. Between

The Company, [the UK Employer] (‘the Secondary Contributor’ who is the employer), whose Registered Office is [include local affiliate address] (Company Registration no. [insert UK Employer’s CRN], and [insert name of employee], ‘the Employee’, whose National Insurance number is _______________.

2. Purpose and scope of election

(a)
This election covers the grant of employment related securities options and/or the award of employment related restricted securities under the Amended and Restated 2020 Equity Incentive Plan on or after [insert date of first grants to be covered by this election].
(b)
This joint election is made in accordance with Paragraph 3B(1) of Schedule 1 of the Social Security Contributions and Benefits Act 1992 (‘SSCBA 1992’).
(c)
The Company requests the Employee to enter into this joint election to transfer the liability for the secondary contributor’s National Insurance contributions (‘NICs’) that arise on any ‘relevant employment income’ covered by this election from the secondary contributor to the Employee.
(d)
The employer’s National Insurance liability that shall transfer from the employer to the Employee under this joint election is the whole of the secondary liability.

‘Relevant employment income’ from securities and options specified in 2(a) on which employer’s NICs becomes due is defined as:

(i)
an amount that counts as employment income of the earner under section 426 of ITEPA 2003 (restricted securities: charge on certain post‐acquisition events),
(ii)
an amount that counts as employment income of the earner under section 438 of that Act (convertible securities: charge on certain post‐acquisition events), or
(iii)
any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA 1992.

(e)
This joint election will not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part 7 of ITEPA 2003 (employment income: securities with artificially depressed market value).
(f)
This election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992 or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3. Arrangements for payment of secondary NICs

(a)
In signing this joint‐election the Employee authorises the Company, or other body (if applicable), to recover an amount sufficient to cover the liability for the employer’s NICs transferred under this election in accordance with the arrangements summarised below:
•
A deduction from salary or other payments due.
•
The delivery in cleared funds from the Employee in sufficient time to enable the Company to make payment to HM Revenue & Customs (‘HMRC’).
•
The sale of sufficient shares acquired from the Employee’s securities option or restricted securities, as authorized by the Employee in the relevant award agreement, the proceeds of which must be delivered to the Company in sufficient time for payment to be made to HMRC by the due date.
•
A deduction from any cash payment, treated as Relevant Employment Income, given to the Employee.
•
Where the proceeds of the gain are to be made through a third party, the Employee will authorise that party to withhold an amount from the payment or to sell shares sufficient to cover the secondary NICs transferred. Such amount will be paid in sufficient time to enable the Company to make payment to HMRC by the due date.
(b)
The Company and the Employee will ensure that payment of the liability for the secondary NICs will be made to HMRC within 14 days following the end of the Income Tax month in which the relevant employment income arises – the ‘due date’.

The Employee understands that in making this election they will be personally liable for the secondary NICs covered by this election.

4. Duration of this election

(a)
This joint election shall continue in force from the time it is made until whichever of the following first takes place:
•
the Company gives notice to the Employee terminating the joint election
•
it is cancelled jointly by the Company and the Employee
•
it ceases to have effect in accordance with the terms of the joint election
•
HMRC serves notice on the Company that the approval of the joint election has been withdrawn
(b)
The terms of this joint election will continue in full force regardless of whether the Employee ceases to be an employee of the Company.

By signing below, the Employee and the Company agree to be bound by the provisions of this joint election.

Employee	Company

[Name]	[Name and Title]

Date	Date